UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2017

PARSLEY ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36463	46-4314192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

303 Colorado Street, Suite 3000

Austin, Texas 78701

(Address of Principal Executive Offices)

(Zip Code)

(737) 704-2300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2017, the Board of Directors (the “Board”) of Parsley Energy, Inc. (the “Company”), upon the recommendation of its Nominating and Governance Committee, appointed Karen Hughes to the Board as a Class III director, with a term expiring at the 2020 annual meeting of stockholders, and until she is either re-elected or her successor is elected and qualified. Also effective August 1, 2017, Ms. Hughes was appointed to serve on the Board’s Compensation Committee and Nominating and Governance Committee. The Board determined that Ms. Hughes meets the independence requirements under the rules of the New York Stock Exchange and the Company’s independence standards, and that there are no transactions between the Company and Ms. Hughes that would require disclosure under Item 404(a) of Regulation S-K.

In connection with her appointment, the Company and Ms. Hughes entered into an indemnification agreement which requires the Company to indemnify her to the fullest extent permitted under Delaware law against liability that may arise by reason of her service as a director, and to advance expenses incurred as a result of any proceeding against her as to which she could be indemnified. The foregoing description of the indemnification agreement is not complete and is qualified in its entirety by reference to the full text of the indemnification agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

Ms. Hughes will receive the standard non-employee director compensation for serving on the Board. The specific terms of such compensation are described further in the Company’s annual proxy statement that was filed with the Securities and Exchange Commission on April 18, 2017; provided, however, that the director compensation program was amended by the Board, effective June 2, 2017, in pertinent part, to (i) increase the annual cash retainer from $75,000 to $90,000 and (ii) eliminate the payment of per meeting fees. Any compensation paid to Ms. Hughes in 2017 will be prorated from the date of her appointment.

Item 7.01.	Regulation FD Disclosure.

A copy of the Company’s news release announcing the appointment of Ms. Hughes to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1†	Indemnification Agreement, dated as of August 1, 2017, by and between the Company and Karen Hughes.

99.1	News Release, dated August 3, 2017, titled “Parsley Energy Announces Appointment of Karen Hughes to its Board of Directors.”

†	Compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARSLEY ENERGY, INC.

By:	/s/ Colin W. Roberts
Colin W. Roberts
Executive Vice President—General Counsel

Dated: August 3, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1†	Indemnification Agreement, dated as of August 1, 2017, by and between the Company and Karen Hughes.

99.1	News Release, dated August 3, 2017, titled “Parsley Energy Announces Appointment of Karen Hughes to its Board of Directors.”

†	Compensatory plan or arrangement

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